UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           April 22, 2005

WEATHERFORD INTERNATIONAL LTD.

(Exact name of registrant as specified in charter)

Bermuda	1-31339	98-0371344
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

515 Post Oak Boulevard
Suite 600
Houston, Texas		77027
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 693-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
SIGNATURES

Item 7.01. Regulation FD Disclosure

Weatherford International Ltd., in advance of its conference call to be held at 12:00 p.m. eastern, 11:00 a.m. central, regarding the company’s first quarter results, confirms earnings guidance of $0.61 per diluted share for the second quarter of 2005, and raises earnings guidance for the second half of 2005 to $1.40 per diluted share.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.
Dated: April 22, 2005	/s/ Lisa W. Rodriguez Lisa W. Rodriguez Senior Vice President and Chief Financial Officer